UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 10, 2008

Sara Lee Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	1-3344	36-2089049
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3500 Lacey Road, Downers Grove, Illinois		60515
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(630) 598-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Sara Lee Corporation announced that it has appointed Thomas S. Shilen as its corporate controller and principal accounting officer, effective November 10, 2008. Mr. Shilen, 49, most recently served as Senior Vice President, Global Reporting for American Express (global payments and travel company) from 2007 to the present. He previously served as Chief Administrative Officer and Chief Financial Officer for Citi Home Equity (financial services) from 2005 to 2007, and as Chief Financial Officer with The Citigroup Private Bank (financial services) from 2003 to 2005. Prior to that, Mr. Shilen served as Chief Financial Officer for various divisions of General Electric Company (diversified technology, media and financial services corporation) from 1998 to 2003, and prior to that, held various finance positions at PepsiCo (global snack and beverage company).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sara Lee Corporation

November 10, 2008	By:	Margaret M. Foran

Name: Margaret M. Foran
Title: Executive Vice President, General Counsel and Corporate Secretary